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                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D. C.  20549



                                   FORM 8-K

                                CURRENT REPORT



    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                         Date of Report: May 28, 1996



                         MORRISON KNUDSEN CORPORATION


                         Commission File Number 1-8889



                            A Delaware corporation

                  IRS Employer Identification No. 82-0393735



                  MORRISON KNUDSEN PLAZA, BOISE, IDAHO 83729

                                 208/386-5000
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                          MORRISON KNUDSEN CORPORATION
                         COMMISSION FILE NUMBER 1-8889


ITEM 5.  OTHER MATERIAL IMPORTANT EVENTS.

     On May 28, 1996, the Company entered into a definitive agreement with Washington Construction Group, Inc. to merge. See the Restructuring and Merger Agreement which is filed as Exhibit 2.1 hereto and the press release dated May 29, 1996 which is filed as Exhibit 99.1 hereto, each of which is incorporated herein by this reference.


                                   Signature
                                   ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MORRISON KNUDSEN CORPORATION



March 31, 1996                          By:  /s/ Stephen G. Hanks
                                           -------------------------
                                           Stephen G. Hanks
                                           Executive Vice President and
                                           Chief Legal Officer
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                                 EXHIBIT INDEX

The following exhibits are filed herewith:

2.1 Restructuring and Merger Agreement dated as of May 28, 1996, by and among the registrant and Washington Construction Group, Inc.

99.1      Press Release dated May 29, 1996.